CONFIDENTIALITY AND NONCOMPETE AGREEMENT

                  THIS AGREEMENT is made as of July 17, 2000, between Gerald Stevens, Inc., a Florida corporation (the "Company"), and Andrew W. Williams ("Employee").

                  The Company and Employee desire to enter into an agreement (i) defining the relative rights of the Company and Employee with respect to Intellectual Property (as defined below) owned by the Company to which Employee may have access or may contribute as a result of Employee's employment with the Company and (ii) setting forth the obligation of Employee to refrain from competing with the Company during his employment with the Company and for a period of time thereafter as provided herein.

                  NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and Employee hereby agree as follows:

                  1. NONDISCLOSURE AND NONUSE OF CONFIDENTIAL INFORMATION.

                  (a) Employee shall not disclose or use at any time, either during his employment with the Company or thereafter, any Confidential Information (as defined below) of which Employee is or becomes aware, whether or not such information is developed by him, except to the extent that such disclosure or use is directly related to and required by Employee's performance of duties assigned to Employee by the Company. Employee shall take all appropriate steps to safeguard Confidential Information and to protect it against disclosure, misuse, espionage, loss and theft.

                  (b) As used in this Agreement, the term "Confidential Information" means information that is not generally known to the public and that is used, developed or obtained by the Company in connection with its business, including but not limited to (i) store performance, (ii) research,
(iii) marketing plans and activities, (iv) operating procedures, (v) equipment mix, (vi) maintenance procedures, (vii) financing sources and practices, (viii) shareholder lists, (ix) drawings, photographs and reports, (x) computer software, including operating systems, applications and program listings, (xi) flow charts, manuals and documentation, (xii) data bases, (xiii) accounting and business methods, (xiv) customer lists, (xv) copyrightable works, (xvi) all technology and trade secrets, and (xvii) all similar and related information in whatever form. Confidential Information shall not include any information that has been published in a form generally available to the public prior to the date Employee proposes to disclose or use such information. Information shall not be deemed to have been published merely because individual portions of the information have been separately published, but only if all material features comprising such information have been published in combination.

                  2. THE COMPANY'S OWNERSHIP OF INTELLECTUAL PROPERTY.

                  (a) In the event that Employee as part of his activities on behalf of the Company generates, authors or contributes to any invention, design, new development, device, product, method or process (whether or not

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patentable or reduced to practice or comprising Confidential Information), any copyrightable work (whether or not comprising Confidential Information) or any other form of Confidential Information relating directly or indirectly to the Company's business as now or hereinafter conducted (collectively, "Intellectual Property"), Employee acknowledges that such Intellectual Property is the exclusive property of the Company and hereby assigns all right, title and interest in and to such Intellectual Property to the Company. Any copyrightable work prepared in whole or in part by Employee will be deemed "a work made for hire" under Section 201(b) of the 1976 Copyright Act, and the Company shall own all of the rights comprised in the copyright therein. Employee shall promptly and fully disclose all Intellectual Property to the Company and shall cooperate with the Company to protect the Company's interests in and rights to such Intellectual Property (including, without limitation, providing reasonable assistance in securing patent protection and copyright registrations and executing all documents as reasonably requested by the Company, whether such requests occur prior to or after termination of Employee's employment with the Company).

                  3. DELIVERY OF MATERIALS UPON TERMINATION OF EMPLOYMENT. As requested by the Company from time to time and upon the termination of Employee's employment with the Company for any reason, Employee shall promptly deliver to the Company all copies and embodiments, in whatever form, of all Confidential Information and Intellectual Property in Employee's possession or within his control (including, but not limited to, written records, notes, photographs, manuals, notebooks, documentation, program listings, flow charts, magnetic media, disks, diskettes, tapes and all other materials containing any Confidential Information or Intellectual Property) irrespective of the location or form of such material and, if requested by the Company, shall provide the Company with written confirmation that all such materials have been delivered to the Company.

                  4. NON-COMPETE, NON-SOLICITATION.

                  (a) Employee acknowledges that, in the course of Employee's employment with the Company, Employee shall become familiar with the Company's trade secrets and with other Confidential Information concerning the Company and that Employee's services shall be of special, unique and extraordinary value to the Company. Therefore, Employee agrees that, during his employment with the Company and for two years thereafter (the "Noncompete Period"), Employee shall not directly or indirectly own any interest in, manage, control, participate in, consult with, render services for, or in any manner engage in any business competing with the businesses of the Company, as such businesses exist or are in process on the date of the termination of Employee's employment, within any geographical area in which the Company engages or plans to engage in such businesses. Nothing herein shall prohibit Employee from being a passive owner of not more than 2% of the outstanding stock of any class of a corporation that is publicly traded, so long as Employee has no active participation in the business of such corporation.

                  (b) During the Noncompete Period, Employee shall not directly or indirectly through another entity (i) induce or attempt to induce any employee of the Company to leave the employ of the Company, or in any way interfere with the relationship between the Company and any employee thereof,
(ii) hire any person who was an employee of the Company at any time during the

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Employment Period (unless such employee was terminated by the Company), or (iii)
induce or attempt to induce any customer, supplier, licensee, licensor, franchisee or other business relation of the Company to cease doing business with the Company, or in any way interfere with the relationship between any such customer, supplier, licensee or business relation and the Company.

                  (c) If, at the time of enforcement of this Section 4, a court shall hold that the duration, scope or area restrictions stated herein are unreasonable under circumstances then existing, the parties agree that the maximum duration, scope or area reasonable under such circumstances shall be substituted for the stated duration, scope or area and that the court shall be allowed to revise the restrictions contained herein to cover the maximum period, scope and area permitted by law. Employee agrees that the restrictions contained in this Section 4 are reasonable.

                  (d) In the event of the breach or a threatened breach by Employee of any of the provisions of this Section 4, the Company, in addition and supplementary to other rights and remedies existing in its favor, may apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive or other relief in order to enforce or prevent any violations of the provisions hereof (without posting a bond or other security). In addition, in the event of an alleged breach or violation by Employee of this
Section 4, the Noncompete Period shall be tolled until such breach or violation has been duly cured.

                  5. NOTICES. Any notice provided for in this Agreement shall be in writing and shall be either personally delivered, or mailed by first class mail, return receipt requested, to the recipient at the address below indicated:

                  NOTICES TO EXECUTIVE:
                  --------------------

                  Andrew W. Williams
                  176 Ocean Way
                  Vero Beach, FL  32963

                  NOTICES TO THE COMPANY:
                  ----------------------

                  Gerald Stevens, Inc.
                  1800 Eller Drive, Suite 300
                  Fort Lauderdale, FL 33316
                  Attention: President

                  If sent via regular U.S. mail to:

                  P.O. Box 350526
                  Fort Lauderdale, FL  33335-0526

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or such other address or to the attention of such other person as the recipient party shall have specified by prior written notice to the sending party. Any notice under this Agreement shall be deemed to have been given when so delivered or three (3) days after so mailed.

                  6. GENERAL PROVISIONS.

                  (a) COMPANY SUBSIDIARIES. For purposes of this Agreement, the term "Company" shall include all subsidiaries of the Company.

                  (b) NOT AN EMPLOYMENT AGREEMENT. Employee and the Company acknowledge and agree that this Agreement is not intended and should not be construed to grant Employee any right to continued employment with the Company or to otherwise define the terms of Employee's employment with the Company.

                  (c) ABSENCE OF CONFLICTING AGREEMENTS. Employee hereby warrants and covenants that (i) his employment by the Company and his execution, delivery and performance of this Agreement do not and shall not result in a breach of the terms, conditions or provisions of any agreement, instrument, order, judgment or decree to which Employee is subject, (ii) Employee is not a party to or bound by any employment agreement, noncompete agreement or confidentiality agreement with any other person or entity and (iii) upon the execution and delivery of this Agreement by the Company, this Agreement shall be the valid and binding obligation of Employee, enforceable in accordance with its terms.

                  (d) SEVERABILITY. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or any other jurisdiction, and this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein. The parties agree that a court of competent jurisdiction making a determination of the invalidity or unenforceability of any term or provision of Section 4 of this Agreement shall have the power to reduce the scope, duration or area of any such term or provision, to delete specific words or phrases or to replace any invalid or unenforceable term or provision in Section 4 with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be enforceable as so modified.

                  (e) COMPLETE AGREEMENT. This Agreement, those documents expressly referred to herein and other documents of even date herewith embody the complete agreement and understanding among the parties and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

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                  (f) COUNTERPARTS.  This Agreement may be executed in separate counterparts, each of which is deemed to be an original and all of which taken together constitute one and the same agreement.

                  (g) SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, this Agreement shall bind and inure to the benefit of and be enforceable by the Company and Employee and their respective successors and assigns; provided that the rights and obligations of Employee under this Agreement may not be assigned or delegated without the prior written consent of the Company.

                  (h) CHOICE OF LAW. All questions concerning the construction, validity, enforcement and interpretation of this Agreement and the exhibits hereto shall be governed by the internal law, and not the law of conflicts, of the State of Florida.

                  (i) REMEDIES. Each of the parties to this Agreement shall be entitled to enforce its rights under this Agreement specifically, to recover damages and costs (including reasonable attorneys fees) caused by any breach of any provision of this Agreement and to exercise all other rights existing in its favor. The parties hereto agree and acknowledge that Employee's breach of any term or provision of this Agreement shall materially and irreparably harm the Company, that money damages shall accordingly not be an adequate remedy for any breach of the provisions of this Agreement by Employee and that the Company in its sole discretion and in addition to any other remedies it may have at law or in equity may apply to any court of law or equity of competent jurisdiction (without posting any bond or deposit) for specific performance and/or other injunctive relief in order to enforce or prevent any violations of the provisions of this Agreement.

                  (j) AMENDMENT AND WAIVER.  The provisions of this
Agreement may be amended and waived only with the prior written consent of the Company and Employee.

                                    * * * * *


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                  IN WITNESS WHEREOF, the parties hereto have executed this
Agreement on the date first written above.

                                        GERALD STEVENS, INC.


                                        ----------------------------
                                        By:  Art Sanders

                                        Its:  Vice President, Human Resources

                                        ------------------------------
                                        ANDREW W. WILLIAMS